SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  Form 8-K


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported: October 14, 2003

                              EATON CORPORATION
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Ohio                      1-1396                 34-0196300
      ----------------             ------------            ---------------
      (State or other              (Commission            (I.R.S. Employer
       jurisdiction of             File Number)          Identification No.)
       incorporation)

                     Eaton Center
                   Cleveland, Ohio                           44114-2584
      -----------------------------------------          ----------------
      (Address of principal executive offices)              (Zip Code)

                                (216) 523-5000
        -------------------------------------------------------------
            (Registrant's telephone number, including area code)

Item 9.  REGULATION FD DISCLOSURE INFORMATION PROVIDED UNDER ITEM 12

Information required by Item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance.

On October 14, 2003, Eaton Corporation issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.

                                 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Eaton Corporation


                                          /s/ R.H. Fearon
Date: October 14, 2003                    ------------------------------------
                                          Executive Vice President -
                                          Chief Financial and Planning Officer